Employee Benefit Plan, Related-Party and Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
EBP, Related Party and Party-in-Interest Transactions	RELATED PARTY AND PARTY-IN-INTEREST TRANSACTIONS
Certain Plan investments are shares of Post common stock, and Post is a related party to the Plan. Post is the Plan sponsor, and therefore, these transactions also qualify as party-in-interest transactions under the provisions of ERISA. At December 31, 2025, these shares had a total cost basis of $16.1 million and a fair market value of $21.2 million. During 2025, the Plan purchased $5.6 million and sold $5.4 million of such assets. At December 31, 2024, these shares had a total cost basis of $14.8 million and a fair market value of $24.4 million. During 2024, the Plan purchased $4.8 million and sold $6.3 million of such assets.
The Plan invests in shares of mutual funds and units of collective trusts managed by an affiliate of Vanguard. Vanguard acts as trustee for only those investments as defined by the Plan. Transactions in such investments qualify as party-in-interest transactions under the provisions of ERISA and are intended to be exempt from the prohibited transaction rules. In addition, the Plan also issues loans to participants which qualify as party-in-interest transactions under the provisions of ERISA and are intended to be exempt from the prohibited transaction rules.
Fees paid by the Plan for administrative services were $0.8 million for the year ended December 31, 2025.